UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2008

GRAHAM PACKAGING HOLDINGS COMPANY

(Exact name of registrant as specified in its charter)

Pennsylvania	333-53603-03	23-2553000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 Pleasant Valley Road

York, Pennsylvania 17402

(717) 849-8500

(Address, including zip code, and telephone number, including area code, of the registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreement

On July 1, 2008, Graham Packing Holdings Company, a Pennsylvania limited partnership (the “Company”) entered into an Equity Purchase Agreement (the “Purchase Agreement”) with Hicks Acquisition Company I, Inc., a Delaware corporation (“Hicks”), GPC Holdings, L.P., a Pennsylvania limited partnership (“GPCH”), Graham Packaging Corporation, a Pennsylvania corporation (“GPC”), Graham Capital Company, a Pennsylvania limited partnership (“GCC”), Graham Engineering Corporation, a Pennsylvania corporation (“GEC” and, together with GPCH, GCC and GPC, the “Graham Family Holders”), BMP/Graham Holdings Corporation, a Delaware corporation (“BMP/GHC” and, together with the Graham Family Holders, the “Sellers”), GPC Capital Corp. II, a Delaware corporation (“IPO Corp.”), and the other parties signatory thereto, pursuant to which through a series of transactions (collectively, with the Merger (as defined below), the “Transaction”), Hicks’ stockholders will acquire a majority of the outstanding common stock of IPO Corp., par value $0.01 per share (the “IPO Corp. Common Stock”), and IPO Corp. will own, either directly or indirectly, 100% of the partnership interests of Graham Packaging Company, L.P., a Delaware limited partnership (the “Operating Company”).

In connection with the Transaction, Hicks will (A) purchase an aggregate of 54,440,001 shares of IPO Corp. Common Stock from the Sellers for an aggregate purchase price of $350,000,000 and (B) contribute such shares to IPO Corp. for an equal number of newly-issued shares of IPO Corp. Common Stock to be issued to the stockholders of Hicks in connection with an immediately subsequent merger of Hicks with a newly formed subsidiary of the Operating Company (the “Merger”). In connection with the Merger, IPO Corp. will issue an additional number of shares to the stockholders of Hicks in an amount equal to 16,559,999 less the number of shares of Hicks that are converted into the right to receive cash pursuant to conversion rights in accordance with Hicks’ certificate of incorporation, in exchange for all then-remaining cash in Hicks (after payment of expenses and discharge of liabilities).

The Merger will be effectuated by converting each outstanding share of common stock of Hicks (“Hicks Common Stock”) into the right to receive one share of IPO Corp. Common Stock; provided that 2,760,000 shares of Hicks Common Stock that are held by HH-HACI, L.P. will be converted into shares of IPO Corp. Common Stock that will not have any voting or economic rights unless certain post-closing IPO Corp. Common Stock trading price targets are met by September 28, 2012. Outstanding warrants to acquire shares of Hicks Common Stock will be converted into warrants to acquire the same number of shares of IPO Corp. Common Stock on the same terms and conditions as the existing warrants; provided that 2,760,000 warrants that are held by HH-HACI, L.P. will be converted into warrants to acquire shares of IPO Corp. Common Stock with an exercise price of $10 per share and an expiration date of September 28, 2012 that do not become exercisable unless certain post-closing IPO Corp. Common Stock trading price targets are met.

The Sellers will retain 33,000,000 shares of IPO Corp. Common Stock in the Transaction. In addition, the Sellers will also receive 2,760,000 warrants to purchase shares of IPO Corp. Common Stock and may be entitled to receive additional shares of IPO Corp. Common Stock based on a net debt closing adjustment provided for in the Purchase Agreement. Unexercised options in the IPO Corp.’s predecessor will be converted into options to purchase shares of IPO Corp. Common Stock based on an exchange ratio determined in accordance with the Purchase Agreement.

The Purchase Agreement contains customary representations and warranties that the Sellers and the Company, on the one hand, and Hicks, on the other hand, made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the Purchase Agreement and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating its terms. Moreover, the representations and warranties may be subject to a contractual standard of materiality that may be different from what may be viewed as material to stockholders, or may have been used for the purpose of allocating risk among the Sellers and the Company, on the one hand, and Hicks, on the other hand, rather than establishing matters as facts. For the foregoing reasons, no person should rely on the representations and warranties as statements of factual information at the time they were made or otherwise. The representations and warranties contained in the Purchase Agreement will not survive the closing.

The parties made customary covenants in the Purchase Agreement, including, among others, (i) that the Company and Hicks will, during the interim period between the execution of the Purchase Agreement and consummation of the Transaction, operate in the ordinary course and refrain from taking certain actions without obtaining the other parties’ prior written consent (which shall not be unreasonably withheld or delayed); (ii) that Hicks, as soon as reasonably practicable, will convene and hold a meeting of its stockholders to consider and approve the Transaction; and (iii) that none of the Company, the Company’s subsidiaries, IPO Corp., the Sellers or Hicks will solicit or enter into discussions with, or provide information with respect to, any alternative business combination transactions. Additionally, Hicks, IPO Corp. and the Company have agreed to promptly prepare and file a registration statement with the Securities and Exchange Commission (the “SEC”) containing a proxy statement/prospectus for the purpose of (x) obtaining the requisite approval of Hicks’ stockholders with respect to the consummation of the Transaction in accordance with Hicks’ certificate of incorporation and (y) the registration of the issuance of shares of IPO Corp. Common Stock in connection with the Merger.

In addition, certain affiliates of BMP/GHC have agreed not to sell, pledge or dispose of, or enter into a swap or other arrangement that transfers the economic consequences of, shares of IPO Corp. Common Stock or warrants or other securities exercisable into shares of IPO Corp. Common Stock for a period of six months after the closing of the Transaction. The Graham Family Holders have agreed to a similar restriction for a period of three months after the closing of the Transaction. After the six month anniversary of the closing of the Transaction, the affiliates of BMP/GHC may engage in such transactions solely to the extent that any such transactions do not cause a change of control, default or acceleration under the Credit Agreement or the Indentures (each as defined in the Purchase Agreement).

Each party’s obligation to consummate the Transaction is subject to customary closing conditions, including, among others, (i) the approval of the Transaction by Hicks’ stockholders, in accordance with the terms of Hicks’ certificate of incorporation; (ii) the absence of any law, injunction, restraining order or decree of any governmental entity that prohibits the consummation of the Transaction; (iii) the expiration of any waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976; (iv) the compliance by the other parties with their respective agreements and covenants contained in the Purchase Agreement; and (v) the accuracy of the representations and warranties contained in the Purchase Agreement except, in the case of the Company, as would not have a material adverse effect on the Company. In addition, the obligation of Hicks to consummate the Transaction is also subject to (x) the absence of any default with respect to any payment obligation or financial covenant under any material indebtedness of the Company or its subsidiaries, including, but not limited to, the Credit Agreement and the Indentures, (y) the termination of certain related-party contracts as set forth in the Purchase Agreement; and (z) the receipt by the Company of a legal opinion from its counsel that the consummation of the Transaction will not result in a conflict and default under the Credit Agreement and the Indentures.

Either Hicks or the Seller Representative (as defined in the Purchase Agreement) may terminate the Purchase Agreement: (i) by mutual written agreement; (ii) if there exists any injunction, restraining order or decree which would prohibit the consummation of the Transaction and such injunction, order, decree or ruling has become final and non-appealable; (iii) if Hicks’ stockholders fail to approve the Transaction (and if holders of more than 30% (minus one share) of the shares of Hicks Common Stock exercise their conversion rights) in accordance with Hicks’ certificate of incorporation; (iv) if the Transaction has not been consummated on or before January 15, 2009, provided that the party seeking to terminate the Purchase Agreement has not breached in any material respect any of its obligations under the Purchase Agreement in any manner that shall have caused the failure to consummate the Transaction on or before such date; or (v) if a breach by the other party has not or cannot be cured within 30 days’ notice of such breach if such breach would result in a failure of the conditions to closing set forth in the Purchase Agreement. In the event of the termination of the Purchase Agreement because of the failure by Hicks to receive stockholder approval for the Transaction or in connection with a material breach by Hicks and Hicks then consummates an alternative business combination transaction, Hicks will be required to reimburse the Company for certain documented out of pocket fees and expenses in an amount not to exceed $2.5 million.

The foregoing summary of the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement attached as Exhibit 2.1 and incorporated herein by reference.

In connection with the Transaction, IPO Corp., which will be renamed Graham Packaging Company and own all of the Company’s assets upon consummation of the Transaction, will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of Hicks and that will constitute a prospectus of the Company. Hicks will mail the proxy statement/prospectus to its stockholders. Before making any voting decision, Hicks investors and security holders are urged to read the proxy statement/prospectus regarding the transaction when it becomes available because it will contain important information. Hicks stockholders may obtain copies of all documents filed with the SEC regarding the transaction, free of charge, at the SEC’s website (www.sec.gov) or by directing a request to Hicks at 100 Crescent Court, Suite 1200, Dallas, TX 75201 or by contacting Hicks at (214) 615-2300.

The Company and its officers and directors may be deemed participants in the solicitation of proxies from Hicks’ stockholders in favor of the approval of the transaction. Information concerning the Company’s directors and executive officers is set forth in the publicly filed documents of the Company. Hicks’ stockholders may obtain more detailed information regarding the direct and indirect interests of the Company and its directors and executive officers in the acquisition by reading the preliminary proxy statement/prospectus and definitive proxy statement/prospectus regarding the transaction, which will be filed with the SEC.

FORWARD LOOKING STATEMENTS

Information provided and statements contained in this report that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this report and the Company assumes no obligation to update the information included in this report. Such forward-looking statements include information concerning the Company’s possible or assumed future results of operations. These statements often include words such as “approximate,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or similar expressions. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about the Company’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond the Company’s control. Accordingly, readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable as of the date made, expectations may prove to have been materially different from the results expressed or implied by such forward-looking statements. Unless otherwise required by law, the Company also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made in this report.

Important factors that could cause actual results to differ materially from the Company’s expectations include, without limitation:

•	uncertainties as to the timing of the transaction;

•	approval of the transaction by Hicks Acquisition’s stockholders;

•	the satisfaction of closing conditions to the transaction, including the receipt of regulatory approvals;

•	costs related to the transaction;

•	the competitive environment in the industry in which the Company operates;

•	the diversion of management time on transaction-related issues;

•	general economic conditions such as inflation or recession;

•	the Company’s ability to maintain margins due to future increases in commodity prices;

•	the Company’s loss of large customers;

•	operating the Company as a public company;

•	the Company’s continuing net losses;

•	the terms of the Company’s debt instruments restrict the manner in which the Company conducts its business and may limit the Company’s ability to implement elements of its business strategy;

•	the Company’s indebtedness could adversely affect the Company’s cash flow;

•	despite the Company’s current levels of indebtedness, the Company may incur additional debt in the future, which could increase the risks associated with the Company’s leverage;

•	the Company’s recovery of the carrying value of its assets;

•	the Company’s exposure to fluctuations in resin prices and its dependence on resin supplies;

•	risks associated with the Company’s international operations;

•	the Company’s dependence on significant customers and the risk that customers will not purchase the Company’s products in the amounts expected by the Company under their requirements contracts;

•	the majority of the Company’s sales are made pursuant to requirements contracts;

•	a decline in prices of plastic packaging;

•	the Company’s ability to develop product innovations and improve the Company’s production technology and expertise;

•	infringement on the Company’s proprietary technology;

•	sales of the Company’s beverage containers may be affected by cool summer weather;

•	risks associated with environmental regulation and liabilities;

•	the possibility that the Company’s shareholders’ interests will conflict with the Company’s interests;

•	the Company’s dependence on key management and its labor force and the material adverse effect that could result from the loss of their services;

•	the Company’s ability to successfully integrate its business with those of other businesses that the Company may acquire;

•	risks associated with a significant portion of the Company’s employees being covered by collective bargaining agreements;

•	market conditions for the Company’s products;

•	the inability to maintain growth rates;

•	the related impact on revenue, net income and fund inflows/outflows; and

•	the Company’s dependence on blow molding equipment providers.

Although the Company believes that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect the Company’s actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. For a further description of these factors, see the Company’s Annual Report on Form 10-K and other filings with the SEC. Readers should not place undue reliance on forward-looking statements, which reflect management’s view only as of the date hereof.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
Exhibit 2.1	Equity Purchase Agreement, dated as of July 1, 2008, among Hicks Acquisition Company I, Inc., GPC Holdings, L.P., Graham Packaging Corporation, Graham Capital Company, Graham Engineering Corporation, BMP/Graham Holdings Corporation, GPC Capital Corp. II, Graham Packaging Holdings Company and the other parties signatory thereto

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAHAM PACKAGING HOLDINGS COMPANY

	By:	BCP/GRAHAM HOLDINGS L.L.C., ITS GENERAL PARTNER

Date: July 8, 2008	By:	/s/ Mark S. Burgess
	Name:	Mark S. Burgess
	Title:	Chief Financial Officer, Assistant Treasurer and Assistant Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
Exhibit 2.1	Equity Purchase Agreement, dated as of July 1, 2008, among Hicks Acquisition Company I, Inc., GPC Holdings, L.P., Graham Packaging Corporation, Graham Capital Company, Graham Engineering Corporation, BMP/Graham Holdings Corporation, GPC Capital Corp. II, Graham Packaging Holdings Company and the other parties signatory thereto